Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 30, 2002



                                  INSYNQ, INC.
                          (Exact name of registrant as
                            specified in its charter)

Delaware                      0-22814                      74-2964608
(State or other            (Commission                    (IRS Employer
jurisdiction of            File Number)                   Identification
incorporation)                                               Number)


                            1127 Broadway Plaza, #10
                            Tacoma, Washington 98402
              (Address of principal executive offices and zip code)


                                 (253) 284-2000
                         (Registrant's telephone number,
                              including area code)

ITEM 6. RESIGNATIONS OF DIRECTORS AND OFFICERS

The Company received the written resignation of Stephen C. Smith, as Interim Chief Financial Officer of the Company. The resignation was effective June 30, 2002. The resignation of Stephen C. Smith is attached as exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Description of Exhibit

17.1     Letter on Resignation - Stephen C. Smith





                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INSYNQ, INC.

Dated: July 18, 2002                   By: /s/ JOHN P. GORST
                                           -----------------
                                       John P. Gorst, Chief Executive Officer